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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 25, 1997


                            GENERAL AUTOMATION, INC.
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             (Exact name of Registrant as specified in its charter)


         Delaware                      0-5260                   95-248811
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(State or other jurisdiction        (Commission              (I.R.S. Employer
    of incorporation)               File Number)          Identification Number)


  17731 Mitchell North, Irvine, California               92714
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  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (714) 250-4800


                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
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         On July 25, 1997, General Automation, Inc. (the "Company") consummated the purchase of certain computer software and related assets from Liberty Project Limited Partnership, a British Columbia limited partnership ("LPLP"). A portion of the consideration for the software and related assets will consist of 122,143 shares of the Company's common stock to be issued by the Company to the partners of LPLP without registration under the Securities Act of 1933, in reliance on the exemption from such registration provided by Regulation S.


                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            GENERAL AUTOMATION, INC.



Date:  July  30th, 1997                     By:    /s/ John R. Donnelly
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                                                 John R. Donnelly,
                                                 Vice President Finance and
                                                 Chief Financial Officer



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